Exhibit 99.2

AMENDMENT NO. 1 TO THE

REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 (the “Amendment”) to that certain Registration Rights Agreement (the “Agreement”), dated November 16, 2001, among AMN Healthcare Services, Inc., a Delaware corporation (formerly known as AMN Holdings, Inc.) (the ”Company”), HWH Capital Partners, L.P., a Delaware re limited partnership (“HWH Capital Partners”), HWH Nightingale Partners, L.P., a Delaware limited partnership (“HWH Nightingale”), HWP Capital Partners II, L.P., a Delaware limited partnership (“HWP Capital Partners II”), HWP Nightingale Partners II, L.P., a Delaware limited partnership (“HWP Nightingale II” and together with HWH Capital Partners, HWH Nightingale and HWP Capital Partners II, the “HWP Stockholders”), Steven Francis and Gayle Francis, as Trustees of the Francis Family Trust dated May 24, 1996 (the “Trust”), Steven Francis (“Francis” and together with the Trust, the “Francis Stockholders” ) and BancAmerica Capital Investors SBIC I, L.P. (“BancAmerica”) is made as of this 18th day of April 2005 by and among the Company, the HWP Stockholders and the Francis Stockholders. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

RECITALS:

WHEREAS, the Company, the HWP Stockholders and the Francis Stockholders are parties to the Agreement;

WHEREAS, pursuant to Section 10(d) of the Agreement, the Company, the HWP Stockholders and the Francis Stockholders desire to amend certain provisions of the Agreement; and

WHEREAS, the HWP Stockholders are the holders of at least 50% of the Registrable Securities.

AGREEMENT:

NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Section 3(a) of the Agreement shall hereby be amended and restated in its entirety as follows:

“(a) Request for Demand Registration. The HWP Stockholders as a group, acting through HWH Capital Partners or its written designee, BancAmerica or the Francis Stockholders as a group, acting though Francis, may make a written request to the Company to register (the party making such request, the “Initiating Holders”), and the Company shall register, under the Securities Act (other than pursuant to a Registration

Statement on Form S-4 or S-8 or any successor thereto) (a “Demand Registration”), the number of Registrable Securities stated in such request; provided, however, that the Company shall not be obligated to effect (x) more than five such Demand Registrations requested by the HWP Stockholders, more than one such Demand Registration requested by BancAmerica and more than two such Demand Registrations requested by the Francis Stockholders, (y) a Demand Registration if the Initiating Holders, together with the Designated Holders (other than the Initiating Holders) which have requested to register securities in such registration pursuant to Section 3(b), propose to sell their Registrable Securities at an aggregate price (calculated based upon the Market Price of the Registrable Securities on the date of filing of the Registration Statement with respect to such Registrable Securities) to the public of less than $5,000,000 and (z) any Demand Registration requested by the Francis Stockholders at any time prior to the earlier of (i) March 31, 2006 or (ii) the date on which the HWP Stockholders beneficially own an amount of Registrable Securities equal to or less than 4,931,303 shares of Common Stock (as such number may be adjusted to reflect stock splits, stock dividends, consolidations and/or similar transactions). For purposes of the preceding sentence, two or more Registration Statements filed in response to one demand shall be counted as one Demand Registration. If the Board of Directors, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company (a “Valid Business Reason”), the Company may (x) postpone filing a Registration Statement relating to a Demand Registration until such Valid Business Reason no longer exists, but in no event for more than (i) forty-five (45) days in the case of a Demand Registration requested by the HWP Stockholders or the Francis Stockholders and (ii) nine (9) months in the case of a Demand Registration requested by BancAmerica and (y) in case a Registration Statement has been filed relating to a Demand Registration, the Company, upon the approval of a majority of the Board of Directors, may cause such Registration Statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such Registration Statement (in which case, if the Valid Business Reason no longer exists or if more forty-five (45) days (in the case of a Demand Registration requested by the HWP Stockholders or the Francis Stockholders) or nine (9) months (in the case of a Demand Registration requested by BancAmerica) have passed since such withdrawal or postponement, the Initiating Holders may request a new Demand Registration). The Company shall give written notice of its determination to postpone or withdraw a Registration Statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing under this Section 3(a) more than once in any eighteen (18) month period. Each request for a Demand Registration by the Initiating Holders shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof. Any Demand Registration requested by the Francis Stockholders may be only in the form of a firm commitment underwritten offering.”

2. The following new sentence is hereby added to the end of 3(b) of the Agreement:

“For avoidance of doubt, even though any Designated Holder (other than Initiating Holders which have requested a registration under Section 3(a)) may have previously registered any or a portion of its Registrable Securities on a Registration Statement on Form S-3, such Designated Holder may request all or a portion of its Registrable Securities be included in a Demand Registration in accordance with this Section 3(b) whether through registering such Registrable Securities, preparing a joint prospectus issued under Rule 429 promulgated under the Securities Act or otherwise.”

3. Section 5(a) of the Agreement shall hereby be amended and restated in its entirety as follows:

“(a) Request for a Form S-3 Registration. The Company will use its commercially reasonable efforts to file all required reports under the Exchange Act in order to qualify for the use of Form S-3 under the Securities Act; provided, that this covenant shall not require the Company to remain a reporting company under the Exchange Act if the Company shall have determined to enter into a merger, acquisition, going private transaction or similar transaction. Upon the Company becoming eligible for use of Form S-3 (or any successor form thereto) under the Securities Act in connection with a public offering of its securities, in the event that the Company shall receive from one or more of the HWP Stockholders, acting through HWH Capital Partners or its written designee, or one or more Francis Stockholders, acting through Francis (collectively, the “S-3 Initiating Holders”), a written request that the Company register, under the Securities Act on Form S-3 (or any successor form then in effect) (an ”S-3 Registration”), all or a portion of the Registrable Securities owned by such S-3 Initiating Holders, the Company shall give written notice of such request to all of the Designated Holders (other than S-3 Initiating Holders which have requested an S-3 Registration under this Section 5(a)) at least ten (10) days before the anticipated filing date of such Form S-3, and such notice shall describe the proposed registration and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request in writing to the Company, given within ten (10) days after their receipt from the Company of the written notice of such registration. With respect to each S-3 Registration, the Company shall, subject to Section 5(b), (i) include in such offering the Registrable Securities of the S-3 Initiating Holders and the Designated Holders (who have requested in writing to participate in such registration on the same terms and conditions as the Registrable Securities of the S-3 Initiating Holders included therein) and (ii) use its commercially reasonable efforts to cause such registration pursuant to this Section 5(a) to become and remain effective as soon as practicable.”

4. Section 5(c) of the Agreement shall hereby be amended and restated in its entirety as follows:

“(c) Limitations on Form S-3 Registrations. If the Board of Directors has a Valid Business Reason, the Company may (x) postpone filing a Registration Statement relating to a S-3 Registration until such Valid Business Reason no longer exists, but in no event for more than forty-five (45) days following the request and (y) in case a Registration Statement has been filed relating to a S-3 Registration, the Company, upon the approval of a majority of the Board of Directors, may cause such Registration Statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such Registration Statement (in which case, if the Valid Business Reason no longer exists or if more than forty-five (45) days have passed since such withdrawal or postponement, the S-3 Initiating Holder may request the prompt amendment or supplement of such Registration Statement or a new S-3 Registration). The Company shall give written notice of its determination to postpone or withdraw a Registration Statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing, under either this Section or Section 3(a), due to a Valid Business Reason more than once in any twelve (12) month period. In addition, the Company shall not be required to effect any registration pursuant to Section 5(a), (i) within ninety (90) days after the effective date of any other Registration Statement of the Company (other than a Registration Statement on Form S-4 or S-8 or any successor thereto), (ii) if Form S-3 is not available for such offering by the S-3 Initiating Holders, (iii) if the S-3 Initiating Holders, together with the Designated Holders (other than S-3 Initiating Holders which have requested an S-3 Registration under Section 5(a)) registering Registrable Securities in such registration, propose to sell their Registrable Securities at an aggregate price (calculated based upon the Market Price of the Registrable Securities on the date of filing of the Form S-3 with respect to such Registrable Securities) to the public of less than $5,000,000 or (iv) if it is requested by the Francis Stockholders prior to the date on which the HWP Stockholders own an amount of Registrable Securities equal to or less than 2,000,000 shares of Common Stock (as such number may be adjusted to reflect stock splits, stock dividends, consolidations and/or similar transactions).”

5. All references to the Agreement shall be deemed to refer to the Agreement as amended hereby.

6. Except as otherwise expressly set forth in this Amendment, the Agreement shall continue to be in full force and effect in accordance with its terms.

7. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

8. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Registration Rights Agreement as of the date first written above.

AMN HEALTHCARE SERVICES, INC.

By:	/s/ Denise L. Jackson
Name:	Denise L. Jackson
Title:	Senior Vice President and General Counsel

HWH CAPITAL PARTNERS, L.P.

By: HWH, L.P., its General Partner

By: HWH Incorporated, its General Partner

By:	/s/ Douglas D. Wheat
Name:	Douglas D. Wheat
Title:	President

HWH NIGHTINGALE PARTNERS, L.P.

By: HWH NIGHTINGALE, L.P., its General Partner

By: HWH NIGHTINGALE, L.L.C., its General Partner

By:	/s/ Douglas D. Wheat
Name:	Douglas D. Wheat
Title:	Managing Member

HWP CAPITAL PARTNERS II, L.P.

By: HWP II, L.P., its General Partner

By: HWP II, LLC, its General Partner

By:	/s/ Douglas D. Wheat
Name:	Douglas D. Wheat
Title:	Managing Member

HWP NIGHTINGALE PARTNERS II, L.P.

By: HWP Nightingale II, L.P., its General Partner

By: HWP Nightingale II, LLC, its General Partner

By:	/s/ Douglas D. Wheat
Name:	Douglas D. Wheat
Title:	Managing Member

/s/ Steven C. Francis
Steven C. Francis, as Trustee of the Francis
Family Trust dated May 24, 1996, as amended

/s/ Gayle A. Francis
Gayle A. Francis, as Trustee of the Francis
Family Trust dated May 24, 1996, as amended

/s/ Steven C. Francis
Steven C. Francis